Exhibit 1.1

Execution Copy

2,220,000 Shares

TRANSCEND SERVICES, INC.

COMMON STOCK, $0.05 PAR VALUE PER SHARE

UNDERWRITING AGREEMENT

Execution Copy

2,220,000 Shares

TRANSCEND SERVICES, INC.

COMMON STOCK, $0.05 PAR VALUE PER SHARE

UNDERWRITING AGREEMENT

December 16, 2009

Lazard Capital Markets LLC,

    as representative of the several Underwriters

    named in Schedule I hereto

30 Rockefeller Plaza

New York, New York 10020

Ladies and Gentlemen:

INTRODUCTION. Transcend Services, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), and certain stockholders of the Company (the “Selling Stockholders”) named in Schedule II hereto severally propose to sell to the several Underwriters, an aggregate of 2,220,000 shares (the “Firm Shares”) of the Common Stock, $0.05 par value per share (the “Common Stock”), of the Company (the “Offering”), of which 1,500,000 shares are to be issued and sold by the Company and 720,000 shares are to be sold by the Selling Stockholders, each Selling Stockholder selling the amount set forth opposite such Selling Stockholder’s name in Schedule II hereto.

The Company also proposes to issue and sell to the several Underwriters, and the Selling Stockholders severally propose to sell to the several Underwriters, not more than an additional 333,000 shares of the Common Stock in the aggregate (the “Additional Shares”) if and to the extent that Lazard Capital Markets LLC, book running manager of the Offering (the “Manager”), shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Common Stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the “Sellers.”

1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) Filing and Effectiveness. The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”)

a “shelf” Registration Statement (as hereinafter defined) on Form S-3 (File No. 333-162106), which became effective as of December 7, 2009 (the “Effective Date”), including a base prospectus relating to the Shares (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement. The term “Registration Statement” as used in this Agreement means the registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430A or Rule 430B of the Rules and Regulations), as amended and/or supplemented to the date of this Agreement, including the Base Prospectus. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the Rules and Regulations of the Commission, will file the Prospectus (as defined below), with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The term “Prospectus” as used in this Agreement means the Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement as of the Effective Date, except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering and sale of the Shares which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term “Prospectus” shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use (or in the form first made available to the Underwriters by the Company to meet requests of prospective purchasers pursuant to Rule 173 under the Securities Act). Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 of the Rules and Regulations is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the last to occur of the Effective Date, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated by reference and (ii) any such document so filed. If the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) under the Rules and Regulations (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

(b) General Disclosure Package. As of the Applicable Time (as defined below) and as of the Closing Date (as defined in Section 5), neither (i) any General Use Free Writing Prospectus (as defined below) issued at or prior to the Applicable Time, and the Pricing Prospectus (as defined below) and the information included on Schedule III(a) hereto, all considered together (collectively, the “General Disclosure Package”), (ii) any individual Limited Use Free Writing Prospectus (as defined below), nor (iii) the bona fide electronic road show (as defined in Rule 433(h)(5) of the Rules and Regulations), if any, that has been made available without restriction to any person, when considered together with the General Disclosure Package, included or as of each Closing Date will include, any untrue statement of a material fact or omitted or as of each Closing Date will omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Underwriters specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 19). As used in this paragraph (b) and elsewhere in this Agreement:

“Applicable Time” means 5:00 P.M., New York time, on the date of this Agreement.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified on Schedule III(b) to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus” as defined in Rule 433 of the Rules and Regulations that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) of the Rules and Regulations, whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) of the Rules and Regulations because it contains a description of the Shares or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Pricing Prospectus” means the Preliminary Prospectus, if any, and the Base Prospectus, each as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

(c) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the Offering has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the knowledge of the Company, threatened by the Commission, and each Preliminary Prospectus (if any), at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 19).

(d) Registration Statement. At the time the Registration Statement became effective, at the date of this Agreement and at the Closing Date, the Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, at the time the Prospectus was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Underwriters specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 19).

(e) Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Manager as described in Section 7(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or includes an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Underwriters specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 19).

(f) Documents Incorporated by Reference. The documents incorporated or deemed to be incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and, except as superseded by other information in the Preliminary Prospectus, none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representation is made, with your permission, on the reasonable belief that each of the amendments made to the Company’s SEC filings addressed a failure to so conform that was not material.

(g) Ineligible Issuer; Offering Material. The Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164, 405 and 433 under the Securities Act with respect to the Offering. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 7(b) below. Any Issuer Free Writing Prospectus that the Company is required to file pursuant to Rule 163(b)(2) or Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each Issuer Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the Issuer Free Writing Prospectuses, if any, identified in Schedule III(b) hereto, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any Issuer Free Writing Prospectus.

(h) Good Standing of the Company. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

(i) Good Standing of Subsidiaries. Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have a Material Adverse Effect; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

(j) Capital Stock. There are no other shares of the Company’s capital stock authorized or outstanding except as set forth in the General Disclosure Package and the Prospectus. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the General Disclosure Package and the Prospectus. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of Common Stock (i) have been duly authorized and validly issued, conform to the description and amounts thereof contained in the General Disclosure Package and the Prospectus and (ii) were issued in compliance with federal and state securities laws except to the extent the statute of limitations applicable to non-compliance with such laws has expired.

(k) Authorization of Common Stock. The shares of Common Stock (including the Shares to be sold by the Selling Stockholders) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable and were not issued in violation of the preemptive or similar rights of any security holder of the Company or any of its subsidiaries.

(l) Authorization of Shares. The Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will be free of any lien, security interest, mortgage, pledge, charge or encumbrance of any kind or preemptive rights, rights of first refusal, rights of co-sale or similar rights in favor of stockholders with respect to any of the Shares, or the issuance or sale thereof, whether pursuant to the Company’s certificate of incorporation or by-laws, any legal requirement, contract or otherwise, and no shareholder consents are required in connection with the Company’s issuance and sale of such Shares.

(m) Authorization and Execution of Agreement. This Agreement has been duly authorized, executed and delivered by the Company. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(n) Authorization of Option Agreements. The shares of Common Stock issuable upon the exercise of options to be exercised by certain Selling Stockholders (the “Options”) will be issued pursuant to stock option agreements between the Company and such Selling Stockholders (the “Option Agreements”); the Option Agreements were duly authorized by the Company, and constitute legal, valid and binding instruments enforceable against the Company in accordance with their terms subject, as to the enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Options and Option Agreements conform in all material respects to the descriptions thereof in the Prospectus.

(o) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or (ii) in violation or default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, “Agreements and Instruments”), except in the case of (ii), for such violations and defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus, and compliance by the Company with its obligations under this Agreement, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or result in a breach of any of the terms and provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations, except in each case (other than with respect to such charter and by-laws of the Company) for such conflicts, violations, breaches or defaults which would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness that is material to the operations or financial results of the Company (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

(p) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, exemption, qualification or decree of, any court or governmental authority or agency or any sub-division thereof is required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Shares under this Agreement or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the Securities Act or the rules and regulations of the Commission thereunder and state securities or blue sky laws.

(q) No Material Adverse Effect. (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the Pricing Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as may be disclosed therein, and (ii) since the date of the Pricing Prospectus there has not been any material change in the capital stock, short-term or long-term debt of the Company or any of its subsidiaries (other than payments on indebtedness due in the ordinary course of business), and (iii) there has not occurred any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, from that set forth in the General Disclosure Package and the Prospectus.

(r) Absence of Proceedings. There are no legal or governmental proceedings, inquiries or investigations pending or to the knowledge of the Company, threatened, to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject, (i) other than proceedings accurately described in all material respects in the General Disclosure Package and the Prospectus and proceedings that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Registration Statement, the General Disclosure Package or the Prospectus, or (ii) that are required to be described in the Registration Statement, General Disclosure Package or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(s) Investment Company Act of 1940. The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(t) Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

(u) Registration Rights. Except as described in the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement, except such rights as have been honored or waived.

(v) Absence of Material Transactions, Dividend Declarations, Changes in Capital Stock and Debt Obligations. Subsequent to the respective dates as of which information is given in each of the Registration Statement, the General Disclosure Package and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries (other than payments on indebtedness due in the ordinary course of business), except in each case as described in the General Disclosure Package and the Prospectus.

(w) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the General Disclosure Package and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the General Disclosure Package and the Prospectus.

(x) Title to Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them and necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(y) Absence of Material Labor Disputes; Compliance with ERISA. (i) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the General Disclosure Package and the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could, singly or in the aggregate, have a Material Adverse Effect; (ii) (A) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (B) the Company does not maintain a Plan subject to Title IV of ERISA and the Code; and (C) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(z) Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably considers to be prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, singly or in the aggregate, have a Material Adverse Effect, except as described in the General Disclosure Package and the Prospectus.

(aa) Licenses and Permits. The Company and its subsidiaries possess all certificates, authorizations, consents, approvals, orders, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities (collectively, the “Permits”) necessary to conduct their respective businesses. All of such Permits are valid and in full force and effect, except where the invalidity of such Permits or the failure to have such Permits, or the failure to be in full force and effect, would not, singly or in the aggregate, have a Material Adverse Effect. There is no pending, or to the Company’s knowledge, threatened action, suit, proceeding or investigation that, singly or in the aggregate, would reasonably be expected to lead to the revocation, modification, termination, suspension or any other impairment of the rights of the holder of any such Permit which revocation, modification, termination, suspension or other impairment would have a Material Adverse Effect.

(bb) Accounting Controls. The Company and each of its subsidiaries maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that, except as disclosed in the Prospectus, complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, and is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and, except as may be described in the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(cc) Disclosure Controls. The Company and each of its subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that, except as disclosed in the Prospectus, comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(dd) Independent Accountants of the Company. Each of Grant Thornton LLP and Habif, Arogeti & Wynne, LLP, who have each certified certain consolidated financial statements and supporting schedules of the Company, and Hertzbach & Company, P.A., who has certified certain financial statements of a subsidiary of the Company, that are included or incorporated by reference in the General Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder.

(ee) Financial Statements. (i) The consolidated financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company and its subsidiaries for the periods specified; said financial statements comply as to form in all material respects with the applicable accounting requirements of Regulation S-X and have been prepared in conformity with United States generally accepted accounting principles (“U.S. GAAP”) applied on a consistent basis throughout the periods involved, except as may be set forth in the financial statements. The financial statement schedules, if any, included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, in all material respects, in accordance with U.S. GAAP, the information required to be stated therein. The selected financial data and the summary financial information included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent in all material respects with that of the audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, as applicable. (ii) The pro forma financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related notes, present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions referred to therein. (iii) No financial statements or schedules are required to be included in the Registration Statement, General Disclosure Package and Prospectus that have not been so included, and there are no off-balance sheet arrangements, outstanding guarantees or other contingent obligations of the Company or any of its subsidiaries that, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect. All disclosures contained in the Registration Statement and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Commission’s rules and regulations) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(ff) Tax Liabilities and Reserves. Other than as set forth in the General Disclosure Package and the Prospectus, any tax returns required to be filed by the Company or any of its subsidiaries in any jurisdiction have been filed and any taxes, including any withholding taxes, excise taxes, penalties and interest, assessments and fees and other charges due or claimed to be due from such entities have been paid, other than any of those being contested in good faith and for which adequate reserves have been provided or any of those currently payable without penalty or interest, except to the extent that the failure to so file or pay would not, singly or in the aggregate, result in a Material Adverse Effect. Other than as set forth in the General Disclosure Package and the Prospectus, to the knowledge of the Company and its subsidiaries, there is no material proposed tax deficiency, assessment, charge or levy against the Company or any of its subsidiaries, as to which a reserve would be required to be established under U.S. GAAP, that has not been so reserved or that should be disclosed in the Registration Statement that has not been so disclosed, except for any such deficiency, assessment, charge or levy which would not, singly or in the aggregate, have a Material Adverse Effect.

(gg) No Transfer Taxes. To the Company’s knowledge, there are no transfer taxes or other similar fees or charges required to be paid by the Underwriters in connection with the execution and delivery of this Agreement or the issuance by the Company or the sale by the Company of the Shares.

(hh) Stabilization. Neither the Company nor any of its affiliates (including any subsidiary) has taken, nor will the Company or any of its affiliates take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares in violation of the Exchange Act.

(ii) Listing Approval. The Common Stock is listed on the NASDAQ Global Market and the Shares are duly approved for trading thereon. The Company has not received any notification of delisting or that the Commission or NASDAQ is contemplating initiating delisting procedures of the Common Stock.

(jj) Audit Committee. The Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the Exchange Act and Rules 5601 and 5605 of the rules of the NASDAQ Global Market. The Company’s audit committee has adopted a charter that satisfies the Exchange Act and Rules 5601 and 5605 of the NASDAQ Global Market.

(kk) Exhibits. There is no material document of a character required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

(ll) Statistical and Market-Related Data. All statistical or market-related data, including any industry forecasts, included in the General Disclosure Package and the Prospectus are based on or derived from industry publications and sources that the Company reasonably and in good faith believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources, to the extent required, and no such sources are or were at any time under the Company’s control.

(mm) Distributions by Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company.

(nn) Related Party Transactions. No transaction has occurred and no relationship, direct or indirect, exists between or among the Company and its subsidiaries, on the one hand, and the directors, officers, stockholders, any affiliate or affiliates of any such director, officer or stockholder, customers or suppliers of the Company and its subsidiaries, on the other hand, that is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described. There are no outstanding loans, advances (except normal advances for business expense in the ordinary course of business) or guarantees of indebtedness by the Company or any of its subsidiaries, to or for the benefit of any of the officers or directors of the Company or any of their respective family members.

(oo) FINRA Disclosure. Neither the Company nor, to the Company’s knowledge, the Company’s officers, directors, shareholders or any of its affiliates (within the meaning of Conduct Rule 2720(f)(1)) of the Financial Industry Regulatory Authority, Inc. (“FINRA”) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(dd) of the By-laws of FINRA) of, any member firm of FINRA and, to the Company’s knowledge, no Underwriter has a conflict of interest (within the meaning of Conduct Rule 2720(f)(5) of FINRA) with respect to the Offering. All of the information provided by or behalf of the Company in writing to the Underwriters or to the Underwriters’ counsel specifically for use by the Underwriters’ counsel in connection with its COBRADesk filings (and related disclosure) with FINRA is true, complete and correct in all material respects.

(pp) Margin Securities. Neither the Company nor any of its subsidiaries own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Shares will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Shares to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(qq) Offers and Sales of Securities. All offers and sales of the Company’s issued and outstanding capital stock, and securities exercisable for or convertible into the Company’s capital stock, prior to the date hereof were either (i) made pursuant to an effective registration statement filed by the Company with the Commission under the Securities Act or (ii) at all relevant times exempt from the registration requirements of the Securities Act and, in each case, were duly registered with or the subject of an available exemption from the registration requirements of the applicable state and local securities or blue sky laws.

(rr) Commission Agreements. Except as disclosed in the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares or any transaction contemplated by this Agreement, the General Disclosure Package or the Prospectus.

(ss) Certain Disclosures. The statements set forth in the General Disclosure Package and the Prospectus under the captions “Description of Common Stock” and “Certain Provisions of Delaware Law and of our Certificate of Incorporation and Bylaws” and the first paragraph under “Description of Preferred Stock”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies” in the Pricing Prospectus, taken together with the financial statements, incorporated therein by reference, in all material respects describes: (A) accounting policies which the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and which require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) that materially different amounts would be reported under different conditions or using different assumptions; and the Company’s board of directors and senior management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal counsel and independent registered public accounting firm with regard to such disclosure.

(tt) Prior Offerings. Except as described in the General Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(uu) Anti-Corruption Laws. Neither the Company nor any of its subsidiaries or affiliates, nor any director, officer or employee, nor, to the Company’s knowledge, any agent or representative of the Company or of any of its subsidiaries or affiliates, has (in the case of a director, officer, employee, agent or representative, while serving in such capacity) taken or will take any action in furtherance of an offer, payment, promise to pay or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage for the Company or its subsidiaries; and the Company and its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(vv) Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ww) Compliance with Sanctions.

(i) The Company represents that neither the Company nor any of its subsidiaries nor any director, officer, employee, agent, affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) (collectively, “Sanctions”), or

(B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(ii) The Company represents and covenants that neither it nor any of its subsidiaries will, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the Offering, whether as underwriter, advisor, investor or otherwise).

(iii) The Company represents and covenants that for the past five years, neither it nor any of its subsidiaries has knowingly engaged in, is now knowingly engaged in, or will engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(xx) Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a material violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in material compliance with the FCPA.

(yy) Compliance with Applicable Laws. Other than as set forth in the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is in violation or default of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any such subsidiary or any of its properties, as applicable, except for such violations or defaults which would not, singly or in the aggregate, have a Material Adverse Effect.

(zz) The statements made in each of the General Disclosure Package and the Prospectus under the captions “Risk Factors — Risks Related to the Business — Our medical transcription services may be subject to legal claims for failure to comply with laws governing the confidentiality of medical records” and “Business — Government Regulation,” insofar as such statements purport to constitute summaries of provisions of statutes, judicial rulings and decrees, and administrative or governmental regulations of the United States, the State of Delaware and the State of Georgia, including but not limited to the Health Insurance Portability and Accountability Act of 1996; the civil False

Claims Act, 31 U.S.C. §§ 3729-3733; the administrative False Claims Act, 42 U.S.C. § 1320a-7b(a); and the American Recovery and Reinvestment Act of 2009; referred to therein (collectively, “Health Care Laws”), constitute accurate summaries of the terms of such Health Care Laws in all material respects to the extent of their applicability to the Company.

2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder, severally and not jointly, represents and warrants to and agrees with each of the Underwriters that:

(a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder. The Selling Stockholder has full right, power and authority, corporate or otherwise, to enter into this Agreement.

(b) The Selling Stockholder has placed in custody under a custody agreement (the “Custody Agreement” and, together with all other similar agreements executed by the other Selling Stockholders, the Custody Agreements”) with Computershare Investor Services, as custodian (the “Custodian”), for delivery under this Agreement, the following: (i) shares of Common Stock, either in certificated form or book-entry form; (ii) duly completed and executed irrevocable Option exercise notices (the “Option Exercise Notices”), in the forms specified by any relevant Option Agreement between the Selling Stockholder and the Company, so that, in accordance with the terms and conditions set forth in such Option Agreements, the Selling Stockholder may purchase shares of Common Stock from the Company; (iii) any certificates representing shares of Common Stock to be sold by the Selling Stockholder hereunder, in negotiable form with signature guarantees as may be required by the transfer agent, registrar or depositary employed by the Company; and (iv) duly executed instruments of transfer in blank. The number of shares placed in custody with the Custodian, along with the shares of Common Stock issuable by the Company upon delivery of the Option Exercise Notices, represent in the aggregate at least the number of Shares to be sold by the Selling Stockholder hereunder.

(c) The Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the “Power of Attorney” and, together with all other similar agreements executed by the other Selling Stockholders, the “Powers of Attorney”) appointing the Custodian and Messrs. Larry G. Gerdes and Lance Cornell as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

(d) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement, the Power of Attorney and the Option Exercise Notices will not contravene, conflict with or result in a breach of any of the terms and provisions of, or constitute a default or Selling Stockholder Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter, memorandum of association, by-laws or similar organizational documents, if any, of such Selling Stockholder or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of such Selling Stockholder’s assets, properties or operations. As used herein, a “Selling Stockholder Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness that is material to the operations or financial results of such Selling Stockholder (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by such Selling Stockholder.

(e) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, exemption, qualification or decree of, any court or governmental authority or agency or any sub-division thereof is required for the performance by such Selling Stockholder of its obligations hereunder, in connection with the Offering, sale of the Shares under this Agreement or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the Securities Act or the rules and regulations of the Commission thereunder and state securities or blue sky laws.

(f) Such Selling Stockholder has, and on the Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of: (i) the Shares to be sold by such Selling Stockholder, (ii) the options, if any, to be exercised in respect of the shares of Common Stock to be sold by such Selling Stockholder (“Options”) and (iii) assuming due issuance by the Company of any shares of Common Stock to be issued upon exercise of the Options, the shares of Common Stock issued upon exercise of such Options to be sold by such Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances (other than restrictions on transfers under the Securities Act and any applicable state securities laws), and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a security entitlement in respect of such Shares.

(g) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Stockholder and are valid and binding agreements of such Selling Stockholder. The Selling Stockholder has full right, power and authority, corporate or otherwise, to enter into the Custody Agreement and the Power of Attorney.

(h) Any certificated Shares to be sold by the Selling Stockholder have been delivered to the Custodian and have been credited to a securities account in the name of the Selling Stockholder, and such Selling Stockholder now has a securities entitlement with respect to such Shares pursuant to Section 8-501 of the New York Uniform Commercial Code (the “UCC”). The delivery of the Shares to be sold by each Selling Stockholder shall be by book entry.

(i) Upon payment for the Shares to be sold by such Selling Stockholder by book entry, if any, pursuant to this Agreement, delivery of such Shares, as directed by the Manager, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration (“DTC Registration”) of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares or security entitlement in respect thereof), (i) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (iii) pursuant to Section 8-502, no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be validly asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (A) a global certificate representing such Shares is maintained in the custody of DTC, (B) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, by-laws and applicable law, (C) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, (D) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC, (E) such Selling Stockholder, as entitlement holder of such Shares immediately prior to the sale of such Shares, has originated and DTC has complied with entitlement orders with respect to the DTC Registration of such Shares that satisfy the requirements of Section 8-507 and other applicable provisions of Article 8 of the UCC and (F) there is no DTC rule governing the rights and obligations among DTC and its participants and affecting the representations set forth in this paragraph (i) that conflicts with the provisions of Article 8 of the UCC.

(j) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1 are not true and correct, is familiar with the Registration Statement, the General Disclosure Package and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the General Disclosure Package and the Prospectus that has had, or may have, singly or in the aggregate, a Material Adverse Effect. Such Selling Stockholder’s sale of shares is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the General Disclosure Package and the Prospectus to sell its Shares.

(k)(i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not as of the time of such amendment or supplement contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the General Disclosure Package does not, and at the time of each sale of the Shares in connection with the Offering when the Prospectus is not yet available to prospective purchasers and at each Closing Date, the General Disclosure Package, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each road show, if any, when considered together with the General Disclosure Package, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus, as of its filing date and as of each Closing Date does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this Section 2(k) are limited to statements or omissions made in reliance upon information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement, the General Disclosure Package, the Prospectus or any amendments or supplements thereto.

(l) Neither the Selling Stockholder (acting in such capacity) nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriters) has used or referred to any free writing prospectus. Each free writing prospectus identified on Schedule III(b) hereto does not conflict with the information contained in the General Disclosure Package or the Prospectus with respect to information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement, the General Disclosure Package, the Prospectus or any amendments or supplements thereto.

(m) The Shares to be sold by the Selling Stockholder hereunder or the irrevocable Option Exercise Notices, in either case held in custody for the Selling Stockholder, are subject to the interest of the Underwriters and the other Selling Stockholders thereunder, the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

(n) Stabilization. The Selling Stockholder has not taken, nor will the Selling Stockholder take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares in violation of the Exchange Act.

3. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Stockholder, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder, at a price of $15.7869 per Share (the “Purchase Price”), such number of Shares equal to the number of Firm Shares set forth in Schedule II opposite the name of the Company or such Selling Stockholder, as the case may be, multiplied by the quotient of the number of Firm Shares set forth in Schedule I opposite the name of such Underwriter divided by the total number of the Firm Shares, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 12 hereof, bears to the total number of Firm Shares, subject, in each case, to such adjustments among the Underwriters as the Manager shall make to eliminate any sales or purchase of fractional securities.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company and the Selling Stockholders agree, severally and not jointly, to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 333,000 Additional Shares in the aggregate at the Purchase Price. The Manager may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement, provided that if such date falls on a day that is not a business day, this right will expire on the next succeeding business day. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least two business days after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in the preamble hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Manager may determine) from each Seller that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

4. TERMS OF PUBLIC OFFERING. The Sellers are advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has become effective as in your judgment is advisable. The Sellers are further advised by the Manager that the Shares are to be offered to the public initially at a price of $16.75 a share (the “Public Offering Price”) and to certain dealers selected by the Manager at a price that represents a concession not in excess of $0.58 a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $0.00 a share, to any Underwriter or to certain other dealers.

5. PAYMENT AND DELIVERY. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller by wire transfer to bank accounts designated by the Company (as to Firm Shares sold by the Company) and by the applicable Custodian (as to Firm Shares sold by any Selling Stockholder) in federal or other funds immediately available in New York City against delivery of such Firm Shares to the Manager for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on December 22, 2009, or at such other time on the same or such other date, not later than December 31, 2009, as shall be designated by the Manager in writing. The time and date of such payment are hereinafter referred to as the “Initial Closing Date.” The Initial Closing Date and the Option Closing Date are hereinafter sometimes collectively referred to as a “Closing Date.”

Payment for any Additional Shares shall be made to the Company in federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than January 25, 2010, as shall be designated in writing by the Manager.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Manager shall request in writing not later than one full business day prior to each Closing Date. The Firm Shares and Additional Shares shall be delivered to the Manager on the Closing Date for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor. Time shall be of the essence, and delivery of the Shares at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company and each Selling Stockholder shall deliver its portion of the Firm Shares through the facilities of DTC not later than 1:00 p.m. Eastern Standard Time, one business day prior to each Closing Date, unless the Manager shall otherwise instruct.

6. CONDITIONS TO THE UNDERWRITERS’ OBLIGATIONS. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on each Closing Date are subject to the accuracy, when made and as of the Applicable Time and on each Closing Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following further conditions:

(a) No stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Manager; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus, if any, and the Prospectus shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 7(a), and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and FINRA shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(b) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, NASDAQ Global Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Manager, impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

(c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(d)(i) Since the date of the latest unaudited interim financial statements included in the General Disclosure Package or the Prospectus or incorporated by reference in the General Disclosure Package or the Prospectus as of the date hereof, neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree other than as set forth in the General Disclosure Package and the Prospectus, (ii) there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries and (iii) there shall not have occurred any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, or in or affecting the earnings, business, assets, general affairs, management, financial position, stockholders’ equity, operations or results of operations or prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the General Disclosure Package and the Prospectus as of the date of this Agreement the effect of which, in any such case described in clause (i), (ii) or (iii) of this Section 6(d), is, in the judgment of the Manager, so material and adverse as to make it, in your judgment, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

(e) The Underwriters shall have received on each Closing Date a certificate, dated as of such Closing Date and signed by the Chief Executive Officer or Chief Financial Officer of the Company, to the effect set forth in Sections 6(a), (b), (c) and (d) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of each Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before each Closing Date.

(f)(i) The Underwriters shall have received on each Closing Date an opinion of Womble Carlyle Sandridge & Rice, PLLC (“Womble Carlyle”), outside counsel for the Company, dated as of such Closing Date.

(ii) In addition, such counsel shall state that nothing has come to the attention of such counsel that causes such counsel to believe that (A) the Registration Statement, at the time it became effective, or the Prospectus, as of its date, were not appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; (B) the Registration Statement (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any belief), as of the date of the Prospectus, insofar as it relates to the offering of Shares by the Company, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (C) the General Disclosure Package (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any belief), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (D) the Prospectus (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any belief) as of its date and as of each Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) (i) The Underwriters shall have received on each Closing Date an opinion of Womble Carlyle, counsel for the Selling Stockholders, dated as of such Closing Date, in form and substance satisfactory to the Manager and Counsel to the Underwriters.

(ii) In addition, such counsel shall state that nothing has come to the attention of such counsel that causes such counsel to believe that (A) the Registration Statement, at the time it became effective, or the Prospectus, as of its date, were not appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; (B) the Registration Statement (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any belief), as of the date of the Prospectus, insofar as it relates to the offering of Shares by the Sellers, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (C) the General Disclosure Package (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any belief), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (D) the Prospectus (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any belief) as of its date and as of each Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The opinions of Womble Carlyle described in Sections 6(f) and 6(g) above shall be rendered to the Underwriters at the request of the Company or one or more of the Selling Stockholders, as the case may be, and shall so state therein.

(h) The Underwriters shall have received on each Closing Date an opinion of Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, dated as of such Closing Date, with respect to such matters as the Manager may reasonably require, and the Company shall have furnished to such counsel such documents as they request to enable them to pass upon such matters.

(i) At the time of execution of this Agreement, the Underwriters shall have received from each of Grant Thornton LLP, Habif, Arogeti & Wynne, LLP, and Hertzbach & Company, P.A. a letter, in form and substance satisfactory to the Manager, addressed to the Underwriters and dated the date hereof (A) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X, and (B) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

With respect to the letters of Grant Thornton LLP, Habif, Arogeti & Wynne, LLP, and Hertzbach & Company, P.A. referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Underwriters letters (the “bring-down letter”) from each of such accountants, addressed to the Underwriters and dated as of each Closing Date, (A) confirming that they are independent public accountants with the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X, (B) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (C) confirming in all material respects the conclusions and findings set forth in the initial letter.

(j) The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between the Manager and the certain shareholders, officers and directors of the Company listed on Schedule IV hereto relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Manager on or before the date hereof, shall be in full force and effect on each Closing Date.

(k) No Underwriter shall have discovered and disclosed to the Company on or prior to such Closing Date that the Registration Statement, the Prospectus or the General Disclosure Package, or any amendment or supplement thereto, contains any untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading or that the General Disclosure Package, any Issuer Free Writing Prospectus, or the Prospectus, or any amendment or supplement thereto, contains any untrue statement of fact whereby in the opinion of such counsel is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(l) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreements, the Powers of Attorney, the Shares, the Registration Statement, the General Disclosure Package, each Issuer Free Writing Prospectuses and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request on a timely basis to enable them to pass upon such matters.

(m) No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Shares or result in a Material Adverse Effect, and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Shares or result in a Material Adverse Effect.

(n) Each Selling Stockholder (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Stockholders) shall have furnished to the Manager on such Closing Date a certificate, dated such Closing Date, signed by, or on behalf of, such Selling Stockholder (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of such Selling Stockholder contained herein are true and correct on and as of such Closing Date and that such Selling Stockholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(o) The Company shall have filed a Notification of Listing of Additional Shares with the NASDAQ Global Market for the listing of the Shares and shall have received no objection thereto from the NASDAQ Global Market.

(p) The Underwriters shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the General Disclosure Package.

(q) Prior to each Closing Date, the Company shall have furnished to the Underwriters such further information, opinions, certificates, letters or documents as the Manager shall have reasonably requested.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such additional documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Manager and counsel to the Underwriters.

7. COVENANTS OF THE COMPANY AND THE SELLING STOCKHOLDERS.

The Company covenants and agrees with the Underwriters as follows:

(a) Subject to the Rules and Regulations, to prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Manager, and file such Rule 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Manager containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B and 430C of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the second (2nd) business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by the Rules and Regulations; to notify the Manager promptly of the Company’s intention to file or prepare any supplement or amendment to any Registration Statement or to the Prospectus in connection with this Offering and to provide a draft of any such amendment or supplement to the Registration Statement, the General Disclosure Package or to the Prospectus to which the Manager shall reasonably object by notice to the Company after a reasonable period to review; to advise the Manager, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed in connection with the Offering or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Manager copies thereof; to file within the time periods prescribed by the Exchange Act, including any extension thereof, all material required to be filed by the Company with the Commission pursuant to Rule 433(d) or Rule 163(b)(2) of the Rules and Regulations, as the case may be; to file within the time periods prescribed by the Exchange Act, including any extension thereof all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required in connection with the offering or sale of the Shares; to advise the Manager, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.

(b) The Company represents and agrees that it has not made, and unless it obtains the prior consent of the Manager, it will not make, any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Manager hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule III(b) hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in the Underwriters or the Company being required to file with the Commission pursuant to Rule 433(d) of the Rules and Regulations a free writing prospectus prepared by or on behalf of the Underwriters that the Underwriters otherwise would not have been required to file thereunder.

(c) If at any time when a Prospectus relating to the Shares is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement any Registration Statement or the Prospectus to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Manager, and upon the Manager’s request, the Company will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Underwriters, without charge, such number of copies thereof as the Underwriters may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Underwriters.

(d) If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Manager, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(e) If at any time following issuance of an Issuer Free Writing Prospectus in connection with the Offering there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company has promptly notified or will promptly notify the Underwriters (and the Underwriters agree to cease any such use promptly after such notification) so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Underwriters specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 19).

(f) To the extent not available on the Commission’s EDGAR system or any successor system, to furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(g) To the extent not available on the Commission’s EDGAR system or any successor system, to deliver promptly to the Underwriters in New York City such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus (if any), (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (g) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vi) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement) and (vii) any document incorporated by reference in the General Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such document).

(h) To make generally available to its stockholders as soon as practicable, but in any event not later than eighteen (18) months after the effective date of each Registration Statement (as defined in Rule 158(c) of the Rules and Regulations), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158); and to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and after each of the first three fiscal quarters of each fiscal year (beginning with the first fiscal quarter after the effective date of such Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

(i) To take promptly from time to time such actions as the Manager may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (domestic or foreign) as the Manager may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of Shares in such jurisdictions; provided that the Company and its subsidiaries shall not be obligated to file a general consent to service of process in any jurisdiction to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to subject themselves to taxation in excess of a nominal amount in respect of doing business in any jurisdiction in which they are not otherwise so subject.

(j) During the period of five years from the date hereof, or such shorter period that the Company’s securities are registered under the Exchange Act, to the extent not available on the Commission’s EDGAR system or any successor system, to deliver to the Manager, (i) upon request, copies of all reports or other communications furnished generally to stockholders, and (ii) upon request, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange or automatic quotation system on which the Common Stock is listed or quoted.

(k) The Company covenants and agrees with each Underwriter that, without the prior written consent of the Manager, it will not, during the period ending 90 days after the date of the Prospectus (the “Lock-Up Period”), (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or any such securities which may be deemed to be beneficially owned by the Company or a Selling Stockholder in accordance with the rules and regulations promulgated under the Securities Act (such shares or securities, the “Beneficially Owned Shares”), (ii) enter into any swap, hedge or other agreement or arrangement that transfers, in whole or in part, the economic risk of ownership of the Beneficially Owned Shares, or (iii) engage in any short selling of any Beneficially Owned Shares. The Selling Stockholders will honor their commitments under the Lock-Up Letters signed by them. The foregoing restrictions shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issuable by the Company upon the exercise of any option or warrant outstanding on the date hereof or the conversion of any security outstanding on the date hereof and referred to in the General Disclosure Package, (C) any shares of Common Stock or options to purchase Common Stock or other equity based compensation issued pursuant to any existing employee equity-based incentive plan or employee benefit plan, including 401(k) plans and other retirement plans, of the Company referred to in the General Disclosure Package, (D) the issuance of unregistered shares of Common Stock in connection with an acquisition by the Company of an equity interest in any corporation or other business entity or assets useful in the Company’s business, in each case, not to exceed, together with all other issuances pursuant to this clause or (D) any shares of Common Stock or options to purchase Common Stock issued in the ordinary course in connection with the hiring or retaining of consultants, employees or advisors, so long as any such consultants, employees or advisors execute a lock-up agreement substantially in the form of Exhibit B hereto.

(l) The restrictions contained in the preceding paragraph shall not apply to (a) transfers of any Beneficially Owned Shares as a bona fide gift or pledge, (b) in the case of a natural person, transfers of any Beneficially Owned Shares by will or intestate succession or to any trust or partnership for the direct or indirect benefit of the Company or any Selling Stockholder or any member of the immediate family of any Selling Stockholder, (c) in the case of a non-natural person, distributions of any Beneficially Owned Shares to general or limited partners or stockholders or members of the Company or any Selling Stockholder, (d) in the case of a non-natural person, transfers of any

Beneficially Owned Shares (A) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the Company’s or any Selling Stockholder’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the Company’s or any Selling Stockholder’s assets, in any such case not undertaken for the purpose of avoiding these restrictions or (B) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate of the Company or the Selling Stockholder and such transfer is not for value, (e) the exercise of outstanding options to purchase Common Stock in accordance with their terms, or (f) transfers pursuant to a sale or an offer to purchase 100% of the outstanding Common Stock, whether pursuant to a merger, tender offer or otherwise, to a third party or group of third parties; provided that in the case of any transfer or distribution pursuant to clauses (a), (b), (c) or (d), each donee, pledgee, distributee or transferee shall sign and deliver a lock-up agreement; and provided, further, that any Common Stock acquired upon the net exercise of options described in clause (e) above shall be subject to the same restrictions, and no such net exercise of options shall involve any disposition of Common Stock into the public market.

In addition, each Selling Stockholder agrees that, without the prior written consent of the Manager, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. Each Selling Stockholder consents to the placing of legends and/or stop transfer orders with the Company’s transfer agent with respect to any shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares. Notwithstanding the foregoing, if (a) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the Lock-Up Period, or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify the Manager of any earnings release, news or event that may give rise to an extension of the initial Lock-Up Period.

(m) To supply the Manager with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Securities Act or the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.

(n) Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Manager is notified), without the prior written consent of the Manager, not to be unreasonably withheld or delayed, unless in the judgment of the Company and its counsel, and after notification to the Manager, such press release or communication is required by law or applicable stock exchange rules.

(o) Until the Manager shall have notified the Company of the completion of the offering of the Shares, that the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Shares, or attempt to induce any person to purchase any Shares; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Shares.

(p) Not to take any action prior to the Closing Date which would require the Prospectus to be amended or supplemented pursuant to Section 7.

(q) To at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time in all material respects.

(r) To apply the net proceeds from the sale of the Shares as set forth in the General Disclosure Package and the Prospectus under the heading “Use of Proceeds”.

(s) To use its reasonable best efforts to list, subject to notice of issuance, effect and maintain the quotation and listing of the Common Stock on the NASDAQ GM.

(t) To use its commercially reasonable efforts to assist the Underwriters with any filings with FINRA and obtaining clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters.

(u) To use its commercially reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares.

Each Selling Stockholder further covenants and agrees with each Underwriter as follows:

(i) That the Shares to be sold by such Selling Stockholder hereunder, which are represented by the certificates held in custody for the Selling Stockholder, are subject to the interest of the Underwriters and the other Selling Stockholders, that the arrangements made by such Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated by any act of such Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

(ii) Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriters) shall use or refer to any free writing prospectus relating to the Shares.

(iii) To deliver to the Manager prior to each Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).

8. EXPENSES.

(a) The Company agrees, whether or not this transaction is consummated, to pay or cause to be paid, or reimburse if paid by the Underwriters, all expenses incident to the performance of their obligations under this Agreement, including: (a) the fees, disbursements and expenses of the Company’s counsel (including some expenses incurred for services provided to all Selling Stockholders as a group), and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the Preliminary Prospectus, the General Disclosure Package, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith and the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified above, (b) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (c) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(a) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (d) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by FINRA, (e) all costs and expenses incident to listing the Shares on the NASDAQ Global Market, (f) the cost of printing certificates representing the Shares, (g) the costs and charges of any transfer agent, registrar or depositary employed by the Company, (h) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, (i) the document production charges and expenses associated with printing this Agreement and any other documents in connection with the Offering, purchase, sale and delivery of the Shares, and (j) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. Notwithstanding anything to the contrary in Section 8(a), this Section 8(a) shall not relieve a defaulting underwriter from liability to the Company for any such expenses pursuant to the terms of Section 12.

(b) Expenses of the Selling Stockholders. The Selling Stockholders, severally, but not jointly, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any payable upon the sale of their respective Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, (ii) the fees and disbursements of the Custodian as well as those of their respective counsel, agents and other advisors; (iii) the fees and expenses of their separate counsel and the advisors.

(c) Allocation of Expenses. The provisions of this Sections shall not affect any agreement that the Company and the Selling Stockholders may make for the sharing of such costs and expenses.

It is understood that except as provided in this Section, Section 10 entitled “Indemnity and Contribution”, and Section 11 “Termination”, and the last paragraph of Section 12 below, the Underwriters will pay all of their costs and expenses, including the fees of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

9. COVENANTS OF THE UNDERWRITERS. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

10. INDEMNITY AND CONTRIBUTION.

(a) The Sellers, jointly and severally, shall indemnify and hold harmless the Underwriters, their affiliates and each of their respective directors, officers, members, employees, representatives and agents and each person, if any, who controls the Underwriters within the meaning of Section 15 of the Securities Act of or Section 20 of the Exchange Act (collectively, the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, or (B) the omission or alleged omission to state in any Preliminary

Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading or (C) any breach of the representations and warranties of the Sellers contained herein or the failure of the Sellers to perform their obligations hereunder or pursuant to any law, and shall reimburse the Underwriter Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Sellers shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Sellers by the Underwriters specifically for use therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 19). This indemnity agreement is not exclusive and will be in addition to any liability which the Sellers might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party. The liability of each Selling Stockholder under this paragraph 10 shall be limited to an amount equal to the aggregate Public Offering Price of the Shares sold by such Selling Stockholder under this Agreement.

(b) The Underwriters, severally and not jointly, shall indemnify and hold harmless the Company, the Selling Shareholders, the directors and officers of the Company who signed the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Seller Indemnified Parties,” and each a “Seller Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof) to which such Seller Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Sellers by the Underwriters specifically for use therein, which information the parties hereto agree is limited to the Underwriters’ Information (as defined in Section 19), and shall reimburse the Seller Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Seller Indemnified Party. Notwithstanding the provisions of this Section 10(b), in no event shall any indemnity by the Underwriters under this Section 10(b) exceed the total discount and commission received by the Underwriters in connection with the Offering.

(c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 10, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Sellers in the case of a claim for indemnification under Section 10(a) or the Manager in the case of a claim for indemnification under Section 10(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any one local counsel), which firm shall be designated in writing by the Manager if the indemnified parties under this Section 10 consist of any Underwriter Indemnified Party or by the Company if the indemnified parties under this Section 10 consist of any Seller Indemnified Parties. Subject to this Section 10(c), the amount payable by an indemnifying party under Section 10 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 10 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated herein effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d) If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under Section 10(a) or Section 10(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) of this Section 10(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 10(d) but also the relative fault of the Sellers on the one hand and the Underwriters on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Sellers bear to the total underwriting discount received by the Underwriters in connection with the Offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Sellers by the Underwriters for use in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriters’ Information as defined in Section 19. The Sellers and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 10(d) shall be deemed to include, for purposes of this Section 10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 10(d), no Underwriter shall be required to contribute any amount in excess of the total discount and commission received by such Underwriter in connection with the Offering, less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act, and, consistent with Section 10(a), no Selling Stockholder shall be liable for an amount greater than the amount of the aggregate Public Offering Price of all shares sold by such Selling Stockholder under this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The indemnity and contribution provisions contained in this Section 10 and the representations, warranties and other statements of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriters, any person controlling any Underwriters or any affiliate of any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

11. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Underwriters, in their absolute discretion by notice given by the Manager to the Sellers prior to delivery of and payment for the Shares if, prior to that time, any of the events described in Sections 6(b), (c) or (d) have occurred. Furthermore, if this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply in all material respects with the terms or to fulfill any of the material conditions of this Agreement, or if for any reason any Seller shall be unable to perform such Seller’s material obligations under this Agreement, resulting in termination of this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

12. EFFECTIVENESS; DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

(a) If, on the Initial Closing Date or an Option Closing Date, as the case may be, any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone the time of delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed on Schedule I hereto that, pursuant to this Section 12, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder on such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased on such date, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except that the Sellers will continue to be liable for the payment of expenses to the extent set forth in Section 18 and this Section 13.

If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

13. ENTIRE AGREEMENT. This Agreement, together with any contemporaneous written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the preparation of the Preliminary Prospectus, the General Disclosure Package, the Prospectus, the conduct of the Offering, and the purchase and sale of the Shares.

14. ABSENCE OF A FIDUCIARY RELATIONSHIP. Each of the Company and the Selling Stockholders acknowledge and agree that:

(a) the Underwriters’ responsibility to the Company and the Selling Stockholders is solely contractual in nature, the Underwriters have been retained solely to act as Underwriters in connection with the Offering and no fiduciary, advisory or agency relationship between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any of the Underwriters or Lazard Frères & Co. LLC and its affiliates have advised or is advising the Company or the Selling Stockholders on other matters;

(b) the price of the Shares set forth in this Agreement was established by the Company and the Selling Stockholders following discussions and arms-length negotiations with the Underwriters, and the Company and the Selling Stockholders are capable of evaluating and understanding, and understand and accept, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) it has been advised by the Underwriters that the Underwriters and their affiliates and Lazard Frères & Co. LLC and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Stockholders and that the Underwriters have no obligation to disclose such interests and transactions to the Company and the Selling Stockholders by virtue of any fiduciary, advisory or agency relationship; and

(d) it waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company or the Selling Stockholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company and the Selling Stockholders.

15. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Shareholders and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentences, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Stockholders contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties and the indemnities of the Underwriters shall be for the benefit of the Seller Indemnified Parties. It is understood that the Underwriters’ responsibility to the Company and the Selling Stockholders is solely contractual in nature and the Underwriters do not owe the Company or the Selling Stockholders, or any other party, any fiduciary duty as a result of this Agreement. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

16. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, the Company, the Selling Stockholders or any person controlling any of them and shall survive delivery of and payment for the Shares. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 11, the indemnity and contribution and reimbursement agreements contained in Section 10 and the covenants, representations, warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times.

17. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

18. APPLICABLE LAW; AGENT FOR SERVICE; AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law. No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Underwriters each hereby consent to the jurisdiction of such courts and personal service with respect thereto and hereby irrevocably and unconditionally waive any objection to the laying of venue of any legal proceeding in such courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such legal proceeding brought in any such court has been brought in an inconvenient forum. The Company and the Selling Stockholders and the Underwriters each hereby consent to personal jurisdiction, service and venue in any court in which any legal proceeding arising out of or in any way relating to this Agreement is brought by any third party against the Company or the Selling Stockholders or the Underwriters. The Company and the Underwriters each hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such legal proceeding brought in any such court shall be conclusive and binding upon the Company and the Selling Stockholders and the Underwriters and may be enforced in any other courts in the jurisdiction of which the Company and the Selling Stockholders are or may be subject, by suit upon such judgment.

19. UNDERWRITERS’ INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriters’ Information consists solely of the statements in the Prospectus concerning the Underwriters contained in the sixth paragraph under the heading “Underwriting.”

20. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of, or to affect the meaning or interpretation of, this Agreement.

21. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

22. GENERAL. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Sellers and the Manager.

23. NOTICES. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you in care of Lazard Capital Markets LLC, 30 Rockefeller Plaza, New York, New York 10020, Attention: Equity Syndicate Desk, with a copy to the Legal Department; if to the Company shall be delivered, mailed or sent to [name of Selling Stockholder], c/o Transcend Services, Inc., One Glenlake Parkway, Suite 1325, Atlanta, Georgia 30328, Attention: Chief Executive Officer (with a copy to Womble Carlyle Sandridge & Rice, PLLC, 271 17th Street, NW, Suite 2400, Atlanta, Georgia 30363), and if to the Selling Stockholders shall be delivered, mailed or sent to Transcend Services, Inc., One Glenlake Parkway, Suite 1325, Atlanta, Georgia 30328, Attention: Chief Executive Officer (with a copy to Womble Carlyle Sandridge & Rice, PLLC, 271 17th Street, NW, Suite 2400, Atlanta, Georgia 30363).

Very truly yours,

TRANSCEND SERVICES, INC.

By:	/s/ Lance Cornell
Name:	Lance Cornell
Title:	Chief Financial Officer

The Selling Stockholders named in Schedule II hereto, acting severally

By:	/s/ Lance Cornell
Lance Cornell, Attorney-in-Fact

Accepted as of the date hereof

Lazard Capital Markets LLC

By:	LAZARD CAPITAL MARKETS LLC

By:	/s/ David G. McMillan, Jr.
Name:	David G. McMillan, Jr.
Title:	Managing Director

On behalf of each of the Underwriters

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased
Lazard Capital Markets LLC	1,609,500
William H. Blair & Company, L.L.C.	610,500

Total:	2,220,000

SCHEDULE II

Name of Seller	Number of Firm Shares To Be Sold
Transcend Services, Inc.	1,500,000
Larry G. Gerdes	275,000
Walter S. Huff, Jr.	275,000
Susan McGrogan	100,000
Joseph Bleser	30,000
Charles E. Thoele	25,000
Joseph P. Clayton	9,711
Joseph P. Clayton Revocable Trust	3,332
Joseph P. Clayton Family Irrevocable Trust	1,957

Total:	2,220,000

SCHEDULE III(a)

Orally Conveyed Pricing Information

1. Public offering price: $16.75.

SCHEDULE III(b)

None

SCHEDULE IV

Parties Entering Lock-Up Agreements

Larry G. Gerdes

Susan McGrogan

Lance Cornell

E. Leo Cooper

Joseph Bleser

Joseph P. Clayton

Joseph P. Clayton Revocable Trust

Joseph P. Clayton Family Irrevocable Trust

James D. Edwards

Walter S. Huff, Jr.

Sidney V. Sack

Charles E. Thoele

EXHIBIT A

[FORM OF LOCK-UP LETTER]

December 16, 2009

Lazard Capital Markets LLC

30 Rockefeller Plaza

New York, NY 10020

Ladies and Gentlemen:

In order to induce Lazard Capital Markets LLC (the “Manager”), on behalf of the several underwriters, to enter into a certain Underwriting Agreement with Transcend Services, Inc., a Delaware corporation (the “Company”), with respect to the public offering (the “Offering”) of Shares consisting of the Company’s Common Stock, par value $0.005 per share (“Common Stock”), the undersigned hereby agrees that for a period (the “Lock-up Period”) of ninety (90) days following the date of the final prospectus filed by the Company with the Securities and Exchange Commission in connection with the Offering, the undersigned will not, without the prior written consent of the Manager, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or any such securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares or securities, the “Beneficially Owned Shares”)), (ii) enter into any swap, hedge or other agreement or arrangement that transfers in whole or in part, the economic risk of ownership of any Beneficially Owned Shares or (iii) engage in any short selling of any Beneficially Owned Shares. The foregoing sentence shall not apply to (a) transfers of any Beneficially Owned Shares as a bona fide gift or pledge, (b) in the case of a natural person, transfers of any Beneficially Owned Shares by will or intestate succession or to any trust or partnership for the direct or indirect benefit of the undersigned or any member of the immediate family of the undersigned, (c) in the case of a non-natural person, distributions of any Beneficially Owned Shares to general or limited partners or stockholders or members of the undersigned, (d) in the case of a non-natural person, transfers of any Beneficially Owned Shares (A) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this Agreement or (B) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate of the undersigned and such transfer is not for value, (e) the exercise of outstanding options to purchase Common Stock in accordance with their terms, or (f) transfers pursuant to a sale or an offer to purchase 100% of the outstanding Common Stock, whether pursuant to a merger, tender offer or otherwise, to a third party or group of third parties; provided that in the case of any transfer or distribution pursuant to clauses (a), (b), (c) or (d), each donee, pledgee, distributee or transferee shall sign and deliver a lock-up agreement substantially in the form of this Agreement; and provided, further, that any Common Stock acquired upon the net exercise of options described in clause (e) above shall be subject to the restrictions imposed by this Agreement, and no such net exercise of options shall involve any disposition of Common Stock into the public market. For the purposes of this paragraph, “immediate family” shall mean spouse, domestic partner, lineal descendant (including adopted children), father, mother, brother, or sister of the transferor.

If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the Lock-up Period, or (ii) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the sixteen-day period (16-day period) beginning on the last day of the Lock-up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen-day period (18-day period) beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Agreement.

In addition, the undersigned hereby waives, from the date hereof until the expiration of the ninetieth (90th) day following the date of the Company’s final prospectus, any and all rights, if any, to request or demand registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares.

If (i) the Company notifies the Manager in writing that it does not intend to proceed with the Offering, (ii) for any reason the Offering is terminated prior to the payment for and delivery of the Shares or (iii) the Offering shall not have been completed by March 31, 2010, then upon the occurrence of any such event, this

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Agreement shall immediately be terminated and the undersigned shall be released from its obligations hereunder.

Very truly yours,

(Name)

(Address)

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